PRUDENTIAL WORLD FUND, INC.

Prudential International Value Fund

Supplement dated August 18, 2014 to the

Prospectus, Summary Prospectus and Statement of Additional Information dated December 27, 2013

Proposed Reorganization

The Board of Directors of Prudential World Fund, Inc., on behalf of Prudential International Value Fund (“Value Fund”) and the Prudential International Equity Fund (“Equity Fund” and, together with Value Fund, the “Funds”) recently approved the reorganization of Value Fund into Equity Fund. Pursuant to this proposal, the assets and liabilities of Value Fund would be exchanged for shares of Equity Fund. The Equity Fund shares to be received by Value Fund shareholders in the reorganization will be equal in value, will be of the same class, and will be subject to the same distribution fees, account maintenance fees, and sales charges, including contingent deferred sales charges, if any, as the Value Fund shares held by such shareholders immediately prior to the reorganization.

Under the terms of this proposal, Value Fund shareholders would become shareholders of the Equity Fund. No sales charges would be imposed in connection with the proposed transaction. Prudential World Fund, Inc., for the benefit of Value Fund and Equity Fund, anticipates obtaining an opinion of special tax counsel to the effect that the reorganization transaction will not result in the recognition of gain or loss for federal income tax purposes by either Fund or by the shareholders of Value Fund.

This reorganization transaction is subject to approval by the shareholders of Value Fund. It is anticipated that a proxy statement/prospectus relating to the reorganization transaction will be mailed to Value Fund shareholders in early October 2014 and that the special meeting of Value Fund shareholders will be held in early December 2014. If the required shareholder approval is obtained and all required closing conditions are satisfied, including receipt of the above-described tax opinion, it is expected that the reorganization transaction will be completed in late 2014 or early 2015.

If Value Fund shareholders approve the reorganization, the Value Fund will distribute its realized capital gains, if any, to shareholders prior to the closing. Value Fund shareholders who do not hold their shares in a tax-advantaged account may receive a taxable capital gain distribution as a result.

This document is not an offer to sell shares of the Equity Fund, nor is it a solicitation of an offer to buy any such shares or of any proxy. Please read the proxy statement/prospectus carefully, when it is available, because it contains important information about the reorganization and the Equity Fund.

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